Investors Presentation

First Quarter 2016 Results

May 5, 2016

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2016 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of May 5, 2016 and as well as those set forth in our Annual Report on Form 10-K filed by us on February 29, 2016 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of May 5, 2016 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base or average revenue per user
- Enactment of burdensome telecommunications, Internet, advertising or other regulations, or being subject to existing regulations
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on February 29, 2016 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Q1 2016 Results

2016 Q1 Accomplishments

<u>Record Q1 '16 Consolidated Results</u>

- Q1 Records(1)(2): Revenue $201M, EBITDA $87M, FCF $60M, and Adjusted EPS $1.05
- Free Cash Flow(1)(2) of $60M, up $17M or 39% vs. prior year
- Q1 '16 Revenue(1)(2) up $39M or 24% vs. prior year, EBITDA(1)(2) up $17M or 25% vs. prior year
- EBITDA margin(1)(2) of 43%, up from prior year
- Executing M&A investment to further improve market position
  - 6 acquisitions completed in Q1 2016, all in the Cloud segment

<u>Cloud Segment</u>

- Q1 '16 Revenue(1)(2) of $138M, up $20M or 17% vs. prior year, EBITDA(1)(2) up $11M or 19% vs. prior year
  - Cloud Connect (Fax/Voice) Revenue(1)(2) up $4M or 5% vs. prior year
  - Cloud Services Revenue(1)(2) up $16M or 50% vs. prior year
- EBITDA margin(1)(2) up to 51% as compared to 50% in prior year

<u>Digital Media Segment</u>

- Q1 '16 Revenue(1)(2) of $62M up $19M or +44% vs. prior year, EBITDA(1)(2) up $7M or 49% vs. prior year
- EBITDA margin(1)(2) up to 33% as compared to 32% in prior year

(1) Figures are Adjusted Non-GAAP.
(2) See slides 25-29 for a GAAP reconciliation of revenue, earnings per diluted share, free cash flow, and EBITDA.

j2 Global Consolidated

Financial Results by Unit

- 2016 Q1 operating margins breakdown within our Cloud segment are as follows:
  - Cloud Connect (Fax/Voice)
  - Cloud Services (Cloud Backup, Email Security, Email Marketing, Web Hosting)
  - Patents
- Q1 2015 & 2016 are presented herein and annual data from 2011-2015 is provided in the appendix
- All periods are reported on a Adjusted Non-GAAP basis using our current definition
- Shared personnel related expenses historically residing in Cloud Connect (Fax/Voice) have been allocated to Cloud Services based on an activity basis by department by service (allocations change annually)
- Adjustments have been made to allocate personnel and corporate related costs from Cloud Connect to j2 Global Corporate for periods 2011-2015 for comparability purposes
- Capital Investment by period is based on Cash Flow Statements contained in our financials, specifically acquisitions, property and equipment, and intangibles

Q1 2016 Results vs. Prior Year

Total Cloud by Unit	Cloud Connect (Fax/Voice)		Cloud Services		IP Licensing		Total Cloud	
	Q1 2015	Q1 2016	Q1 2015	Q1 2016	Q1 2015	Q1 2016	Q1 2015	Q1 2016
Adj. Non-GAAP Revenues[1]	$ 86,204	$ 90,244	$ 29,599	$ 46,720	$ 2,258	$ 1,176	$ 118,061	$ 138,140
Adj. Non-GAAP Gross Profit[1]	71,671	75,324	21,044	34,003	2,258	1,172	94,973	110,498
Adj. Non-GAAP Operating Profit[1][2]	$ 46,241	$ 46,691	$ 8,808	$ 20,279	$ 1,570	$ 397	$ 56,619	$ 67,367
EBITDA[1][2]	$ 47,594	$ 48,048	$ 9,670	$ 21,340	$ 1,570	$ 397	$ 58,833	$ 69,785
% of Revenue	55%	53%	33%	46%	70%	34%	50%	51%

By Segment	Total Cloud		Digital Media		j2 Global Inc.		j2 Global[3]		QoQ
	Q1 2015	Q1 2016	Q1 2015	Q1 2016	Q1 2015	Q1 2016	Q1 2015	Q1 2016	
Adj. Non-GAAP Revenues[1]	$ 118,061	$ 138,140	$ 43,257	$ 62,409	$ 0	$ 0	$ 161,253	$ 200,502	24%
Adj. Non-GAAP Gross Profit[1]	94,973	110,498	38,904	57,102	0	0	133,812	167,554	25%
Adj. Non-GAAP Operating Profit[1][2]	$ 56,619	$ 67,367	$ 12,316	$ 17,921	($ 3,313)	($ 3,495)	$ 65,621	$ 81,793	25%
EBITDA[1][2]	$ 58,833	$ 69,785	$ 13,750	$ 20,376	($ 3,313)	($ 3,495)	$ 69,270	$ 86,666	25%
% of Revenue	50%	51%	32%	33%	na	na	43.0%	43.2%	
						Adjusted Net Income[1]	$ 41,170	$ 51,382	25%
						EPS[1]:			
						Adj. Non-GAAP	$ 0.85	$ 1.05	24%
						GAAP	$ 0.45	$ 0.61	36%

(1) See slides 25-29 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA for the Company as a whole and by segment.
(2) Includes Allocation from Cloud Connect to Cloud Services of $1.6M in Q1 '16 and $1.6M in Q1 '15
(3) The Consolidated j2 Global data may not foot as each segment is calculated independently

Business Cloud Services

Q1 '16 User Cancel Rate for Cloud Business

User cancel rate of 2.2% equals lowest historical rate for Q1



Cancel Rate (1)
2.6%
2.5%
2.4%
2.3%
2.2%
2.1%
2.0%
1.9%
1.8%
Q1
Q2
Q3
Q4
2.6%
2.4%
2.4%
2.3%
2.2%
2.2%
2.4%
2.3%
2.2%
2.0%
1.9%
2.5%
2.3%
2.2%
2.2%
2.0%
2.6%
2.2%
2.1%
2.11%
2.1%
2011
2012
2013
2014
2015
2016

(1) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.

Q1 2016 Cloud Connect (Fax/Voice) Highlights

- Q1 '16 Revenue[1,2] of $90M, +5% vs. Q1 '15
- Fax Revenue[1,2] of $77M, +5% vs, Q1 '15, led by premium brands and corporate fax
- Fax Revenue[1] represents 38% of consolidated Q1 '16 Revenue and ~47% of consolidated EBITDA[1,2,3]
- Q1 '16 Revenue[1,2] run rate +8% vs Q1 '15
- Subscriber base of 2.4M DIDs, +3.5% vs. Q1 '15
- Significant growth in mobile app sign-ups available via Android and iOS
- Acquisition of Call Stream completed in Q1 '16 further expands our toll-free offerings


Free Account Setup
Faxes will be sent to your free eFax® number
+1 888-555-XXXX
We'll notify you when you get a fax
Your email
You will also receive your password by email.
Start Faxing

(1) Figures are Adjusted Non-GAAP.
(2) See slides 25-29 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.
(3) Fax EBITDA margin is based on Cloud Connect (Fax/Voice) EBITDA margin

Q1 2016 Cloud Backup Highlights

- Revenue[(1)(2)] of $28M, +112% vs Q1 '15
- EBITDA[(1)(2)] of $14M, +180% vs. Q1 '15
- Expanded reach across existing backup offerings
  - Server Backup
  - Disaster Recovery
  - Endpoint, and
  - File Sync & Share
- Completed 4 acquisitions in Q1 '16, including VaultLogix and 3 smaller acquisitions
- Q2 '16 completed 2 small acquisitions to date
- Healthy acquisition pipeline


VAULTLOGIX
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Business Cloud Backup
VaultLogix Cloud Backup allows you to back up your critical business data to a remote and secure location for rapid disaster recovery - an important part of your data security and business continuity plan.

(1) Figures are Adjusted Non-GAAP
(2) See slides 25-29 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

Q1 2016 Email Security Highlights

- Q1 '16 Revenue[(1)(2)] of $12.3M, up 16% vs. Q1 '15
- EBITDA[(1)(2)] of $4.4M, up 87% vs. Q1 '15
- Consolidated datacenters in the Nordics resulting in future cost savings
- MxToolbox customers fully migrated to Excel Micro
- Opened 2 new FuseMail Datacenters in the US to accommodate business expansion and US Data compliance requirements
- Excel Micro offers comprehensive solutions for McAfee SaaS email security customers
- M&A pipeline healthy

(1) Figures are Adjusted Non-GAAP.
(2) See slides 25-29 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

Q1 2016 Email Marketing Highlights

- Q1 '16 Revenue[(1)(2)] of $6M, +18% vs. Q1 '15, Revenue[(1)(2)] run rate ~$26M
- Campaigner Sales won two prestigious Stevie Awards:
- Gold Stevie for Sales Operations Professional of the Year (head of sales)
- Bronze Stevie for Distinctive Sales Achievements (sales team)
- M&A and integration
- Acquired MailOut in January and Publicaster assets and customer base
- Acquired assets of WhatCounts in Q2
- EmailDirect integration on schedule to be completed in Q2
- Campaigner partnered with Magento to send ecommerce customers the most relevant product suggestion using the Campaigner purchase behavior functionality


2016
GOLD
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CUSTOMER SERVICE

(1) Figures are Adjusted Non-GAAP.
(2) See slides 25-29 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.

Digital Media

Q1 2016 Digital Media Highlights


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- **Digital media business demonstrating strong fundamentals**
  - Q1 '16 Revenue[1,2] of $62M, +44% vs. Q1 '15
  - Q1 '16 EBITDA[1,2] of $20M, up, +49% vs. Q1 '15
  - Q1 '16 EBITDA[1,2] margin growth to 33% vs. 32% for Q1 '15
  - Total multi-platform visits were up 15% YoY at 1.1B [3]
- **Revenue diversification successfully continues**
  - Q1 '16 Performance Marketing up 95% vs. Q1 '15, representing 49% of Revenue vs. 36% in prior year
  - Q1 '16 Display/Video Advertising up 8% vs. Q1 '15, representing 41% of Revenue vs. 54% in prior year
  - Q1 '16 Licensing up 59% vs. Q1 '15, representing 11% of revenues vs.9.9% in prior year
- **Facebook emerges as a significant video distribution platform**
  - AskMen generated 346M videos views and IGN generated 157.1M video views on Facebook in Q1 2016 vs. zero in Q1 2015 [3]
  - AskMen posted 427 videos and IGN posted 782 videos in Q1 2016
  - Video viewers contributing to growth in the number of Facebook likes for AskMen which are up 198% YoY to 841K and for IGN which are up 24% YOY to 3.5M [3]
  - Facebook's recent rule change allows for publishers to sell branded content and native video ads, enabling direct monetization of Facebook videos.


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(1) Figures are Adjusted Non-GAAP
(2) See slides 25-29 for a GAAP reconciliation of revenue, earnings per diluted share and EBITDA.
(3) Google Analytics (GA) and /or Partner Platforms

Q1 2016 Digital Media Highlights


PC
Business Software Index
// Spotlight
insightly
inmotion hosting
Bitdefender
// Recent
connect
BCR Software
Symantec.

- **Ookla continues to demonstrate its dominance in speed testing**
  - Ookla's mobile Speedtest app was installed on over 15.1M new devices during Q1 '16, a 22.2% YOY increase vs. Q1 2015 (1)
  - All-time total unique device installs at the end of Q1 '16 eclipsed 186M (1)
  - Ookla signed 30 data/award licenses representing 55% of their Q1 '16 Revenue
- **Several product launches and milestones hit in Q1**
  - PCMag launched its Business Software Index, a one-stop destination for business software solutions, assisting small business owners to enterprise IT directors find the best SaaS solutions
    - The Business Software Index focuses on 85 categories and features approximately 770 vendor profiles
  - IGN passed the 7 million subscribers mark on YouTube on its core channel. Overall, IGN's YouTube network grew to 7.8MM subscribers, a 20% increase over last year
  - IGN VR on YouTube premiered, providing news, reviews and features about virtual reality along with 360 degree videos
  - Launched a fully mobile responsive version of Geek.com

(1) Google Analytics (GA) and/or Partner Platforms

2016 Financial Guidance

Reconfirming 2016 Guidance

Revenues(1)	**$830M - $860M**
Adjusted Non-GAAP EPS(1)(2)	**$4.70 - $5.00**

(1) Figures are adjusted Non-GAAP.

(2) Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax. It is anticipated that the effective tax rate for 2016 (excluding certain expenses that may not be indicative of our recurring core business operating results) will be between 29% and 31%

Supplemental Information

Financial Metrics: Consolidated

	j2 Global Consolidated				
	2015				2016
	Q1	Q2	Q3	Q4	Q1
(in Thousands)					
Total GAAP Revenues	$161,253	$176,038	$178,701	$204,823	$200,502
Adjustments	$0	$0	$0	$0	$0
Total Adjusted Non-GAAP Revenues	$161,253	$176,038	$178,701	$204,811	$200,502
Adjusted Non-GAAP Revenue By Segment					
Cloud Revenues	$118,061	$125,188	$126,436	$134,953	$138,139
Digital Media Revenues	$43,192	$50,850	$52,265	$69,858	$62,363
Total Adjusted Non-GAAP Revenues	$161,253	$176,038	$178,701	$204,811	$200,502
Diluted EPS					
GAAP	$0.45	$0.80	$0.77	$0.72	$0.61
Adjusted Non-GAAP (1)	$0.85	$0.99	$1.04	$1.29	$1.05
(millions)					
Cash & Investment	$539.5	$567.3	$410.7	$413.7	$394.5
Free Cash Flow (2)	$43.6	$54.9	$49.6	$75.1	$60.5
EBITDA (3)	$69.3	$79.6	$84.3	$100.1	$86.7

(1) See slide 26 for a definition of adjusted Non-GAAP net income and a reconciliation of Non-GAAP earnings and EPS to GAAP net income and diluted GAAP EPS
(2) See slide 25 for a definition of Free Cash Flow and reconciliation to net cash provided by operating activities
(3) See slide 25 for a definition of EBITDA and reconciliation to Net Income

Financial & Other Metrics Cloud & Media

Total Cloud (in Thousands)

	2015 Q1	2015 Q2	2015 Q3	2015 Q4	2016 Q1
Adjusted Non-GAAP Revenue By Type					
Fixed Subscriber Revenues	$96,097	$102,437	$103,957	$112,428	$115,496
Variable Subscriber Revenues	$19,687	$21,368	$21,364	$21,384	$21,453
Subscriber Revenues	**$115,784**	**$123,805**	**$125,321**	**$133,812**	**$136,949**
Other Licenses Revenues (1)	$2,277	$1,383	$1,115	$1,141	$1,191
Total Adjusted Non-GAAP Cloud Revenues	**$118,061**	**$125,188**	**$126,436**	**$134,953**	**$138,139**
Adjusted Non-GAAP Revenue - DID vs. Non-DID					
DID Based Revenues	$85,777	$88,945	$89,257	$88,676	$89,967
Non-DID Based Revenues	$32,284	$36,243	$37,179	$46,277	$48,173
Total Adjusted Non-GAAP Cloud Revenues	**$118,061**	**$125,188**	**$126,436**	**$134,953**	**$138,139**
Cloud Services Customers (2)	**2,896**	**2,936**	**3,004**	**3,022**	**3,086**
Average Monthly Revenue/Customers (3)	$13.91	$14.15	$14.06	$14.79	$14.95
Cancel Rate (4)	2.2%	1.9%	2.0%	2.1%	2.2%

Media

	2015 Q1	2015 Q2	2015 Q3	2015 Q4	2016 Q1
Digital Media Traffic (5)					
Visits	955,687	931,769	1,022,275	1,091,510	1,096,332
Views	2,391,570	2,226,210	2,569,875	3,087,971	3,637,100

(1) Cloud Services revenue includes IP Licensing revenue
(2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(3) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter
(4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than 4 months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter.
(5) Digital Media Traffic figures based on Google Analytics & Partner Platforms

Non-GAAP Financials Cloud Segment by Service

Cloud Connect (Fax/Voice)	2000-2010	2011	2012	2013	2014	2015	Q1 2015	Q1 2016
Fax		$ 283,939	$ 282,887	$ 288,189	$ 294,412	$ 302,672	$ 73,247	$ 76,815
Voice		35,574	49,608	54,426	55,126	51,221	12,957	13,429
Adj. Non-GAAP Revenues[1]		**$ 319,513**	**$ 332,495**	**$ 342,615**	**$ 349,538**	**$ 353,893**	**$ 86,204**	**$ 90,244**
Adj. Non-GAAP Gross Profit[1]		265,312	274,276	280,481	286,915	297,370	71,671	75,324
Adj. Non-GAAP Operating Profit[1,2,3]		$ 172,059	$ 181,121	$ 181,259	$ 185,207	$ 194,928	$ 46,241	$ 46,691
EBITDA[1,2,3]		**$ 177,334**	**$ 186,382**	**$ 186,818**	**$ 190,342**	**$ 200,443**	**$ 47,594**	**$ 48,048**
% of Revenue		56%	56%	55%	54%	57%	55%	53%
Capital Investment (CapEx, Acquisitions, Intangible Assets)		**$ 8,784**	**$ 25,371**	**$ 18,750**	**$ 15,770**	**$ 35,099**		
Cumulative Investment	**$ 397,591**	**$ 406,376**	**$ 431,746**	**$ 450,497**	**$ 466,267**	**$ 501,365**		
EBITDA / Cumulative Investment		**44%**	**44%**	**42%**	**42%**	**41%**		

Cloud Services	2000-2010	2011	2012	2013	2014	2015	Q1 2015	Q1 2016
Adj. Non-GAAP Revenues[1]		**$ 19,527**	**$ 23,627**	**$ 29,090**	**$ 78,473**	**$ 144,980**	**$ 29,599**	**$ 46,720**
Adj. Non-GAAP Gross Profit[1]		15,415	18,694	22,845	56,998	104,370	21,044	34,003
Adj. Non-GAAP Operating Profit[1,2,3]		$ 7,704	$ 8,599	$ 9,421	$ 25,376	$ 53,882	$ 8,808	$ 20,279
EBITDA[1,2,3]		**$ 8,281**	**$ 9,188**	**$ 10,306**	**$ 28,443**	**$ 57,160**	**$ 9,670**	**$ 21,340**
% of Revenue		42%	39%	35%	36%	39%	33%	46%
Capital Investment (CapEx, Acquisitions, Intangible Assets)		**$ 1,462**	**$ 5,559**	**$ 21,236**	**$ 114,196**	**$ 161,004**		
Cumulative Investment	**$ 21,311**	**$ 22,772**	**$ 28,331**	**$ 49,567**	**$ 163,764**	**$ 324,768**		
EBITDA / Cumulative Investment		**38%**	**36%**	**26%**	**27%**	**23%**		

Patents	2000-2010	2011	2012	2013	2014	2015	Q1 2015	Q1 2016
Adj. Non-GAAP Revenues[1]		**$ 1,445**	**$ 5,560**	**$ 5,832**	**$ 5,539**	**$ 5,765**	**$ 2,258**	**$ 1,176**
Adj. Non-GAAP Gross Profit[1]		1,445	5,560	5,832	5,539	5,765	2,258	1,172
Adj. Non-GAAP Operating Profit[1,2]		$ 1,315	$ 5,000	$ 5,557	$ 3,581	$ 3,741	$ 1,570	$ 397
EBITDA[1,2]		**$ 1,315**	**$ 5,000**	**$ 5,557**	**$ 3,581**	**$ 3,741**	**$ 1,570**	**$ 397**
% of Revenue		91%	90%	95%	65%	65%	70%	34%
Capital Investment (CapEx, Acquisitions, Intangible Assets)		**$ 4,312**	**$ 6,295**	**$ 14,200**	**$ 5,336**	**$ 1,455**		
Cumulative Investment	**$ 38,771**	**$ 43,083**	**$ 49,378**	**$ 63,578**	**$ 68,914**	**$ 70,369**		
EBITDA / Cumulative Investment[4]		**3%**	**11%**	**32%**	**5%**	**5%**		

(1) Figures are Adjusted Non-GAAP.
(2) See slides 28-29 for a GAAP reconciliation of Revenue, Operating Profit and EBITDA.
(3) Includes Allocation from Cloud Connect to Cloud Services of $0.3M, $0.8M, $2.4M, $4.1M and $6.5M in 2011-2015, respectively
(4) Calculation includes $12.6M of Patent Revenue as reported on a GAAP basis

Non-GAAP Financials Digital Media, Corporate and Consolidated

Digital Media	2000-2010	2011	2012	2013	2014	2015	Q1 2015	Q1 2016
Adj. Non-GAAP Revenues[1]		$ 0	$ 9,711	$ 128,931	$ 167,814	$ 216,374	$ 43,257	$ 62,409
Adj. Non-GAAP Gross Profit[1]		0	7,803	112,990	148,787	194,625	38,904	57,102
Adj. Non-GAAP Operating Profit[1][2]		$ 0	$ 3,913	$ 27,605	$ 48,264	$ 78,080	$ 12,316	$ 17,921
EBITDA[1][2]		$ 0	$ 4,103	$ 30,865	$ 53,306	$ 85,223	$ 13,750	$ 20,376
% of Revenue		na	42%	24%	32%	39%	32%	33%
Capital Investment (CapEx, Acquisitions, Intangible Assets)		$ 0	$ 172,032	$ 103,968	$ 126,871	$ 123,641		
Cumulative Investment	$ 0	$ 0	$ 172,032	$ 276,000	$ 402,871	$ 526,512		
EBITDA / Cumulative Investment		na	na	14%	16%	18%		

j2 Global Corporate	2000-2010	2011	2012	2013	2014	2015	Q1 2015	Q1 2016
Adj. Non-GAAP Operating Profit[1][2]		($ 8,238)	($ 9,295)	($ 11,786)	($ 13,023)	($ 13,283)	($ 3,313)	($ 3,495)
EBITDA[1][2]		($ 8,238)	($ 9,295)	($ 11,786)	($ 13,023)	($ 13,283)	($ 3,313)	($ 3,495)

j2 Global Consolidated	2000-2010	2011	2012	2013	2014	2015	Q1 2015	Q1 2016
Adj. Non-GAAP Revenues[1]		$ 340,484	$ 371,394	$ 506,020	$ 601,105	$ 720,815	$ 161,253	$ 200,502
Adj. Non-GAAP Gross Profit[1]		282,172	306,333	421,699	497,980	601,933	133,812	167,554
Adj. Non-GAAP Operating Profit[1][2]		$ 172,841	$ 189,337	$ 212,467	$ 249,405	$ 317,348	$ 65,621	$ 81,793
EBITDA[1][2]		$ 178,692	$ 195,378	$ 222,171	$ 262,649	$ 333,284	$ 69,270	$ 86,666
% of Revenue		52%	53%	44%	44%	46%	43.0%	43.2%
Fax Revenue Percent of Consolidated		83%	76%	57%	49%	42%		
Capital Investment (CapEx, Acquisitions, Intangible Assets)		$ 14,558	$ 209,256	$ 158,155	$ 262,174	$ 321,199		
Cumulative Investment	$ 457,673	$ 472,231	$ 681,487	$ 839,642	$ 1,101,815	$ 1,423,014		
EBITDA / Cumulative Investment[3]		38%	34%	31%	27%	26%		

(1) Figures are Adjusted Non-GAAP.
(2) See slides 28-29 for a GAAP reconciliation of Revenue, Operating Profit and EBITDA
(3) Calculation includes $12.6M of Patent Revenue as reported on a GAAP basis

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16
Net cash provided by operating activities	$45.716	$51.894	$50.963	$80.488	$64.524
Less: Purchases of property and equipment	($2.401)	($4.554)	($4.972)	($5.370)	($4.321)
Add: Excess tax benefit (deficit) from share-based compensation	$0.334	$1.770	$2.437	($0.055)	$0.264
Add: IRS Settlement	$0.000	$5.753	$1.164	$0.000	$0.000
Free cash flow	**$43.649**	**$54.863**	**$49.592**	**$75.063**	**$60.467**

EBITDA (2)

	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16
Net income	**$21.877**	**$38.916**	**$37.375**	**$35.467**	**$29.943**
Plus:					
Other expense (income), net	($0.784)	$0.088	$1.086	($0.384)	$0.126
Interest expense (income), net	$10.313	$10.881	$10.259	$11.005	$10.233
Income tax expense	$9.124	$0.181	$7.013	$6.966	$13.036
Depreciation and amortization	$21.288	$21.893	$20.454	$29.578	$27.174
Share-based compensation and associated payroll tax expense	$3.004	$3.168	$2.770	$2.851	$2.809
Acquisition-related integration costs	$3.534	$1.895	$5.356	$14.663	$2.595
Additional indirect tax expense from prior years	$1.118	$2.533	$0.000	$0.000	$0.750
Fees associated with prior year tax audits	($0.204)	$0.000	$0.000	$0.000	$0.000
EBITDA	$69.270	$79.555	$84.313	$100.146	$86.666

(1) Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. In addition, the amount shown for Q2 and Q3 2015 excludes the effect of payments associated with taxes for prior periods under audit. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

GAAP Reconciliation Q1 Adjusted Non-GAAP Earnings & EPS

($ in thousands)

THREE MONTHS ENDED MARCH 31, 2016

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Interest Costs	(5) Amortization	(6) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$ 200,502	—	—	—	—	—	$ 200,502
Cost of revenues	$ 34,288	(95)	—	—	(1,245)	—	32,948
Operating expenses:							
Sales and marketing	48,112	(531)	(543)	—	—	—	47,038
Research, development and engineering	8,988	(207)	—	—	—	—	8,781
General and administrative	55,776	(1,976)	(2,051)	—	(21,066)	(750)	29,943
Interest expense (income), net	10,233	—	—	(1,885)	—	—	8,348
Other expense (income), net	126	—	—	—	—	811	937
Income tax provision (7)	13,036	757	812	552	5,982	(14)	21,125
Net income	$ 29,943	2,052	1,782	1,333	16,319	(47)	$ 51,382
Net income per share attributable to j2 Global, Inc. common stockholders*:							
Basic	$ 0.62	0.04	0.04	0.03	0.34	0.00	$ 1.06
Diluted	$ 0.61	0.04	0.04	0.03	0.34	0.00	$ 1.05

THREE MONTHS ENDED MARCH 31, 2015

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) Interest Costs	(4) IRS Consulting Fee	(5) Amortization	(6) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$ 161,253	—	—	—	—	—	—	$ 161,253
Cost of revenues	28,186	(83)	(27)	—	—	(663)	—	27,413
Operating expenses:								
Sales and marketing	37,590	(584)	(485)	—	—	—	—	36,521
Research, development and engineering	8,447	(194)	(80)	—	—	—	—	8,173
General and administrative	46,500	(2,143)	(2,942)	—	204	(16,975)	(1,118)	23,526
Interest expense (income), net	10,313	—	—	(1,779)	—	—	—	8,534
Other expense (income), net	(784)	—	—	—	—	—	—	(784)
Income tax provision (7)	9,124	768	1,120	531	(50)	5,325	(118)	16,700
Net income	$ 21,877	2,236	2,414	1,248	(154)	12,313	1,236	$ 41,170
Net income per share attributable to j2 Global, Inc. common stockholders*:								
Basic	$ 0.45	0.05	0.05	0.03	0.00	0.26	0.03	$ 0.86
Diluted	$ 0.45	0.05	0.05	0.03	0.00	0.26	0.03	$ 0.85

Adjusted Non-GAAP net income is not meant as a substitute for GAAP, and is defined as GAAP net income with the following modifications:

1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive acquisition
3) Elimination of interest costs in excess of the coupon rate associated with the convertible notes
4) Elimination of IRS consulting fees
5) Elimination of amortization of acquired patents and intangible assets
6) Elimination of additional income tax (expense) benefit from prior years
7) Addition of income tax provision associated with the noted modifications

* Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP Net Income Per Share may not foot because each is calculated independently

GAAP Reconciliation EBITDA Q1 2016

($ in thousands)

EBITDA CONSOLIDATED CLOUD & DIGITAL MEDIA Q1 2016 (1)	Cloud Subscription	Corporate and Inter-segment elimination	Cloud Services	Cloud IP Licensing (2)	Total Cloud	Digital Media	Consolidated
Net income (loss)	**32,718**	**(4,378)**	**28,340**	**(800)**	**27,540**	**2,403**	**29,943**
Plus:							
Other expense (income), net	(137)	91	(46)	(12)	(58)	184	126
Interest expense (income), net	4,235	1,871	6,106	0	6,106	4,127	10,233
Income tax expense	14,724	(2,255)	12,469	(405)	12,064	972	13,036
Depreciation and amortization	15,888	-	15,888	1,614	17,502	9,672	27,174
Reconciliation of GAAP to Non-GAAP financial measures:							
Share-based compensation and the associated payroll tax expense	1,256	1,177	2,433	-	2,433	376	2,809
Acquisition-related integration costs	-	-	-	-	-	2,595	2,595
Additional indirect tax expense from prior years	750	-	750	-	750	-	750
EBITDA	69,434	(3,494)	65,940	397	66,337	20,329	86,666

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 25 for reconciliation of EBITDA to Net Income

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

GAAP Reconciliation Operating Profit

($ in thousands)

CONSOLIDATED	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	Q1'15	Q1'16
GAAP Operating Profit	$ 135,950	$ 162,162	$ 175,423	$ 186,206	$ 199,382	$ 40,530	$ 53,338
Patent Settlement	-	-	(12,572)	-	-	-	-
Acquisition-related Revenue	-	-	(2,214)	-	-	-	-
Deferred Revenue	10,325	-	-	-	-	-	-
Amortization	14,634	17,213	31,750	49,709	77,277	17,639	22,300
Share-based compensation and the Associated Payroll Tax Expense	9,171	9,228	9,637	8,908	11,793	3,004	2,809
Acquisition-related integration costs	2,736	734	10,435	2,435	25,448	3,534	2,595
IRS Consulting Fee	-	-	-	1,423	-	-	-
Additional Indirect Tax Expense from Prior Years	-	-	-	713	3,651	1,118	750
Fees associated with prior year tax audits	-	-	-	-	(204)	(204)	-
Non-GAAP Entries	36,866	27,175	37,036	63,188	117,965	25,091	28,454
Adjusted Non-GAAP Operating Profit	$ 172,816	$ 189,337	$ 212,459	$ 249,394	$ 317,347	$ 65,621	$ 81,792

GAAP Reconciliation Operating Profit

($ in thousands)

CLOUD

	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	Q1'15	Q1'16
GAAP Operating Profit	$ 150,173	$ 174,972	$ 187,446	$ 174,809	$ 189,108	$ 41,991	$ 50,277
Patent Settlement	-	-	(12,572)	-	-	-	-
Acquisition-related Revenue	-	-	(4,428)	-	-	-	-
Deferred Revenue	10,325	-	-	-	-		
Amortization	14,634	16,189	19,104	32,268	54,412	11,993	15,084
Share-based compensation and the Associated Payroll Tax Expense	3,186	2,824	2,601	2,766	3,680	798	1,256
Acquisition-related integration costs	2,736	734	4,488	2,174	1,903	923	-
IRS Consulting Fee	-	-	-	1,423	-	-	-
Additional Indirect Tax Expense from Prior Years	-	-	-	713	3,651	1,118	750
Fees associated with prior year tax audits	-	-	-	-	(204)	(204)	-
Non-GAAP Entries	30,881	19,747	9,193	39,344	63,442	14,628	17,090
Adjusted Non-GAAP Operating Profit	$ 181,054	$ 194,719	$ 196,639	$ 214,154	$ 252,550	$ 56,619	$ 67,368

MEDIA

	FY 2011	FY 2012	FY 2013	FY 2014	FY 2015	Q1'15	Q1'16
GAAP Operating Profit	$ -	$ 2,889	$ 6,732	$ 30,494	$ 30,437	$ 4,168	$ 7,733
Acquisition-related Revenue	-	-	2,214	-	-	-	-
Amortization	-	1,024	12,646	17,441	22,865	5,646	7,216
Share-based compensation and the Associated Payroll Tax Expense	-	-	67	516	1,803	455	376
Acquisition-related integration costs	-	-	5,947	(187)	22,975	2,046	2,595
Non-GAAP Entries	-	1,024	20,874	17,770	47,643	8,147	10,187
Adjusted Non-GAAP Operating Profit	$ -	$ 3,913	$ 27,606	$ 48,264	$ 78,080	$ 12,315	$ 17,920

j2 Global®